                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  April 19, 2000


                      VPN COMMUNICATIONS CORPORATION
               -------------------------------------------
          (Exact name of registrant as specified in its charter)






          Nevada                   33-19345-LA            33-0943718
--------------------------------   -------------       ----------------
(State or other jurisdiction       (Commission          (I.R.S. Employer
 of incorporation or organization)   File No.)         Identification No.)

       3200 Bristol Street, Suite 725, Costa Mesa, California 92626
      -------------------------------------------------------------
                 (Address of principal executive offices)

Registrant's telephone number, including area code:         (714) 540-444
                                                            -------------

                                   N/A
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)


Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
-------   -------------------------------------

     On April 19, 2000, the Company entered into an Agreement and Plan of Reorganization with VPNCOM.NET Corporation, a Nevada corporation ("VCNC") and the stockholders of VCNC, and consummated its transaction with VCNC and its stockholders, whereby the Company acquired all of the outstanding stock of VCNC, which became a wholly-owned subsidiary of the Company. VCNC is a provider of integrated communications involving the provision of virtual private network and Internet solutions for corporations and multi-dwelling unit properties and entities. All assets of VCNC, including, but not limited to, its tangible assets, such as computers, servers, and related telecommunications equipment, as well as its non-tangible assets such as contracts, on-going business relationships, and "goodwill," are included in the acquisition. In exchange for the stock of VCNC, the Company issued 1,500,000 shares of its Common Stock to the selling stockholders of VCNC. The valuation of the exchange was based upon VCNC's historical financial statements, assets and liabilities, historical operations, and the value of the Common Stock of the Company at the time negotiations began, with a 15% discount from the then market price of the Common Stock in consideration of the restricted nature of the securities issued.

     E. G. Marchi, Chief Executive Officer, President and a Director of the Company, received 1,300,000 shares of Common Stock of the Company as a selling stockholder of VCNC. Theodore A. Bohrer, Secretary, Chief Financial Officer, Chief Accounting Officer and a Director of the Company, received 100,000 shares of Common Stock of the Company as a selling stockholder. The remaining selling stockholder, Richard E. Floegel, a party otherwise unrelated to the Company, received 100,000 shares of Common Stock of the Company.


Item 7.   FINANCIAL STATEMENTS OR EXHIBITS.
------    ---------------------------------
a.   Financial Statements.
--------------------------
     1.     Financial Statement of Business Acquired

            The required financial statements are not currently available. Pursuant to paragraph (a) (4) of Item 7, the required statements will be filed as soon as practicable, but no later than 60 days after the date this Form 8-K is required to be filed.

     2.     Pro forma Financial Information

            The required pro forma financial information is not currently available. Pursuant to paragraph (b) (2) of Item 7, the required pro forma financial information will be filed as soon as practicable, but not later than 60 days after the date this Form 8-K is required to be filed.

c.   Exhibits.
--------------

           10.1 Agreement and Plan of Reorganization by and between VPN Communications Corporation and VPNCOM.NET Corporation dated April 19, 2000.

            10.2 Press Release issued by the Company on April 20, 2000.


                                SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: April 26, 2000            VPN COMMUNICATIONS CORPORATION


                                /s/ E. G. Marchi
                                --------------------------
                                E. G. Marchi, President

